Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

5. Income Taxes

Significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31,
	2019	2018
Deferred tax assets:
Net operating loss carryforwards	790,333	596,018
Valuation allowance	(790,333)	(596,018)
Total deferred tax assets	—	—

The federal income tax rate used for 2019 and 2018 was 21%. At December 31, 2019, the Company had federal net operating loss (“NOL”) carryforwards of approximately $3.8 million that will expire in tax years up through 2037. The NOLs generated in tax years 2018 and forward will carry forward indefinitely, but the deductibility of such federal net operating losses is limited. The NOL and tax credit carryforwards may be further subject to the application of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed further below. The Company has provided a valuation allowance to offset the deferred tax assets due to the uncertainty of realizing the benefits of the net deferred tax asset.

The Company’s issuances of common and preferred stock have likely resulted in ownership changes as defined by Section 382 of the Code; however, the Company has not conducted a Section 382 study to date. It is possible that a future analysis may result in the conclusion that a substantial portion, or perhaps substantially all of the Company’s NOL carryforwards and R&D tax credit carryforwards will expire due to the limitations of Sections 382 and 383 of the Code. As a result, the utilization of the carryforwards may be limited and a portion of the carryforwards may expire unused.

The Company is subject to U.S. federal tax examinations by tax authorities for the years 2010 to 2009 due to the fact that NOL carryforwards exist going back to 2010 that may be utilized on a current or future year tax return.